SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

                        October 18, 2000
        Date of Report (Date of earliest event reported)


                     FLEMING COMPANIES, INC.
     (Exact name of registrant as specified in its charter)

    Oklahoma                  1-8140             48-0222760
(State or other          (Commission File      (I.R.S. Employer
jurisdiction of               Number)       Identification Number)
incorporation or
organization)


               1945 Lakepointe Drive, Box 299013
                   Lewisville, Texas     75029
            (Address of Principal Executive Offices)

                         (972) 906-8000
      (Registrant's telephone number, including area code)

Item 5.  Other Events

The press release of Fleming Companies, Inc. dated October 18,
2000, filed herewith as Exhibit 99.1, announcing the company's net earnings for the third quarter 2000.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated October 18, 2000 announcing the company's net earnings for the third quarter 2000.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FLEMING COMPANIES, INC.


                                By:    KEVIN TWOMEY
                                       Kevin Twomey
                                       Senior Vice President
                                       Finance and Controller

Date:  October 18, 2000

                          EXHIBIT INDEX
Exhibit
No.        Description                        Method of Filing
-------    -----------                        ----------------

99.1  Press Released dated October 18, 2000   Filed herewith electronically